SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934
(Amendment No.     )

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Seasons Series Trust
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AIG SunAmerica Retirement Markets, Inc.
21650 Oxnard Street
Woodland Hills, CA 91367
(800) 445-7862

March 1, 2005

Dear Contract Owner:                                                                                                                                        [LOGO]

             The enclosed information statement details a recent subadviser change for the Focus Growth Portfolio (the "Portfolio") of Seasons Series Trust. On December 15, 2004, the Board of Trustees approved a decision to replace two of the three subadvisers of the Portfolio, Fred Alger Management, Inc. and Salomon Brothers Asset Management Inc. Accordingly, the Board of Trustees approved the engagement of Credit Suisse Asset Management, LLC ("CSAM") and Janus Capital Management LLC ("Janus") to serve as subadvisers effective February 14, 2005. Thus, CSAM and Janus join Marsico Capital Management, LLC in each managing approximately one-third of the Portfolio.

             In connection with the change in portfolio management, the Portfolio's principal investment strategy has changed such that it will invest in equity securities of any market capitalization. Previously, the Portfolio was required to invest 80% of net assets in equity securities of large cap companies. There has been no change in the management fee of the Portfolio as a result of the change in portfolio management.

             As a matter of regulatory compliance, we are sending you this information statement, which describes the management structure of the Portfolio, the ownership of CSAM and Janus and the terms of the subadvisory agreement with CSAM and Janus, which the Trustees, including the Independent Trustees, have approved.

             This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our SunLine customer service center between the hours of 5 a.m. PST and 5 p.m. PST at (800) 445-7862.

Sincerely,

/s/ JANE ALDRICH

Jane Aldrich, CFA
Vice President
AIG SunAmerica Retirement Markets, Inc.

SEASONS SERIES TRUST
Focus Growth Portfolio
P.O. Box 54299
Los Angeles, CA 90054-0299

________________________________

INFORMATION STATEMENT
REGARDING SUBADVISER CHANGES
FOR THE FOCUS GROWTH PORTFOLIO

________________________________

             This information statement is being provided to the shareholders of the Focus Growth Portfolio (the "Portfolio") of Seasons Series Trust (the "Trust") in lieu of a proxy statement, pursuant to the terms of an exemptive order the Trust has received from the Securities and Exchange Commission which permits AIG SunAmerica Asset Management Corp. ("SunAmerica") to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Trustees (the "Trustees"), but without obtaining shareholder approval. This information statement is being furnished on behalf of the Trustees of the Trust.

             We are not asking for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

             This information statement will be mailed on or about March 1, 2005 to contract owners who chose the Portfolio as an investment option prior to January 31, 2005.

Purpose of the Information Statement

             On December 15, 2004, the Trustees approved Subadvisory Agreements between SunAmerica, the investment adviser and manager of the Portfolio, and each of Credit Suisse Asset Management, LLC ("CSAM") and Janus Capital Management LLC ("Janus"), with respect to components of the Portfolio. CSAM and Janus are collectively referred to as the "Subadvisers," or each a "Subadviser." As of February 14, 2005, CSAM and Janus replaced Fred Alger Management, Inc. ("Alger") and Salomon Brothers Asset Management Inc. ("Salomon") as subadvisers of the Portfolio.

The Trust

             The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Trustees. SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica selects the subadvisers for the Trust's Portfolios, manages portions of certain Portfolios, provides various administrative services and supervises the Portfolios' daily business affairs, subject to review by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the Portfolios or portions thereof for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the Portfolios with the highest quality investment services, while obtaining, within the Portfolios' investment objective, a distinct investment style. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

             The subadvisers to the Trust's Portfolios act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portions of the Portfolio regarding securities to be purchased and sold. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The Portfolio does not pay fees directly to the subadviser. However, in accordance with procedures adopted by the Trustees, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent not as principal, and the affiliated broker-dealer may receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended, the rules and interpretations thereunder and other applicable securities laws.

The Subadvisory Agreements

             Alger and Salomon served as subadvisers to components of the Portfolio pursuant to Subadvisory Agreements dated May 23, 2000 and October 1, 2002, respectively (the "Previous Agreements"). The Previous Agreements were last approved by the Trustees on September 9, 2004. At a meeting held on December 15, 2004, the Trustees, including a majority of the Trustees who are not interested persons of the Portfolio or SunAmerica, approved SunAmerica's recommendation to replace Alger and Salomon. Accordingly, the Trustees terminated Alger and Salomon as subadvisers to such portions of the Portfolio, effective February 14, 2005, and approved Subadvisory Agreements with CSAM and Janus, which became effective February 14, 2005 (the "Subadvisory Agreements" and each a "Subadvisory Agreement"). SunAmerica recommended CSAM and Janus in the ordinary course of its ongoing evaluation of subadviser performance and investment strategy and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style and long-term performance record.

             Under the Advisory Agreement, the annual rate of the investment advisory fee payable to SunAmerica for the Portfolio is as follows: 1.00% of Assets or $606,116 for the fiscal year ended March 31, 2004, which includes fee waivers and/or expense reimbursements of $37,925. The term "Assets" means the average daily net assets of the Portfolio; provided however, that with respect to each subadviser, Assets only includes the Assets managed by such subadviser. This fee is accrued daily and paid monthly, and may be higher than those charged to other mutual funds. For the fiscal year ended March 31, 2004, SunAmerica paid fees to the subadvisers with respect to the Portfolio (Alger, Salomon and Marsico Capital Management, LLC ("Marsico")), equal to the aggregate annual rate, as follows: 0.40% of Assets or $257,616. The fees retained by SunAmerica for the fiscal year ended March 31, 2004 with respect to the Portfolio were 0.54%, or $348,500. Had CSAM and Janus served as subadvisers to the Portfolio for the fiscal year ended March 31, 2004, they together with Marsico would have earned fees at the aggregate annual rate of 0.49% of Assets or $316,821, which is approximately 23% more than the aggregate subadvisory fees paid to Alger, Salomon and Marsico.

             The Subadvisory Agreements between SunAmerica and each of CSAM and Janus, on behalf of the Portfolio, is substantially the same in form and in substance to the Previous Agreements, in that each (i) provide that the Subadvisers manage the portion of the Portfolio allocated to it on a discretionary basis, (ii) provide for SunAmerica to compensate the Subadvisers for its services, (iii) authorize the Subadviser to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) require the Subadviser to comply with the Portfolio's investment policies and restrictions and with applicable law. The Subadvisory Agreements will not result in an increase in fees to shareholders. The forms of Subadvisory Agreements are attached to this information statement as Exhibits A and B.

Information about the Subadvisers

             Credit Suisse Asset Management, LLC. CSAM is a Delaware limited liability company located at 466 Lexington Avenue, New York, New York 10017, and is a member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, CSAM provides asset management products and services to global corporate, institutional and government clients. As of September 30, 2004, CSAM managed over $27.5 billion in the U.S. and over $308.2 billion in 15 countries. CSAM is an indirect, wholly-owned subsidiary of Credit Suisse, which is located at Paradeplatz 8, CH8070, Zurich, Switzerland.

             The names and positions of the directors and the principal executive officer of CSAM are as follows:

Name	Position
Michael Kenneally	Chairman of the Management Committee, Chief Executive Officer and Managing Director
Lawrence Haber	Member of the Management Committee, Chief Financial Officer and Managing Director
Agay Mehra	Member of the Management Committee, Deputy General Counsel, Secretary and Director

The address for each of the named directors and officer is 466 Lexington Avenue, New York, New York 10017.

             CSAM is the investment adviser for another mutual fund that has an investment objective similar to the Portfolio. The name of the fund, together with information concerning the fund's assets, the annual fees paid (as a percentage of average net assets) to CSAM for its services, are set forth below.

Fund Name	Assets as of December 31, 2004 (millions)	Fee Rate (% of average daily net assets)
SunAmerica Focused Series Multi-Cap Growth Portfolio	$372.2	-

             Janus Capital Management LLC. Janus is a Delaware limited liability company located at 151 Detroit Street, Denver, Colorado 80206, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Janus Capital Group, Inc., parent of Janus, had assets under management of approximately $139 billion. Janus Capital Group is located at 151 Detroit Street, Denver, Colorado 80206.

             The names and positions of the directors and the principal executive officer of Janus are as follows:

Name	Position
Robin C. Beery	Chief Marketing Officer and Senior Vice President
Gary D. Black	Chief Investment Officer and President
John H. Bluher	Chief Public Affairs Officers, Senior Vice President and Secretary
James P. Goff	Vice President and Director of Research
Jane C. Ingalls	Senior Vice President of Corporate Communications
Dominic Marellaro	Senior Vice President
Girard C. Miller	Executive Vice President and Chief Operating Officer
Steven L. Scheid	Chief Executive Officer
Loren M. Starr	Chief Financial Officer and Senior Vice President
John Zimmerman	Senior Vice President of Institutional Services

The address for each of the named directors and officer is 151 Detroit Street, Denver, Colorado 80206.

             Janus is the investment adviser for other mutual funds that have an investment objective similar to the Portfolio. The name of the funds, together with information concerning the funds' assets, the annual fees paid (as a percentage of average net assets) to Janus for its services, are set forth below.

Fund Name	Assets as of December 31, 2004 (millions)	Fee Rate (% of average daily net assets)
Travelers Capital Appreciation Fund	$1,046.5	0.50% on the first $100 million 0.45% on the next $400 million 0.40% on the next $1.0 billion 0.35% over $1.5 billion
Northwestern Mutual Capital Appreciation Portfolio	$56.6	0.55% on the first 100 million 0.50% on the next $400 million 0.45% over $500 million
Great West Life Maxim Series Janus Large Cap Growth Portfolio	$368.7	0.50% on the first $250 million 0.45% on the next $500 million 0.40% on the next $750 million 0.35% over $1.5 billion
SunAmerica Focused Series Multi-Cap Growth Portfolio	$372.2	-

Factors Considered by the Board of Trustees

             At its meeting on December 15, 2004, the Board, including a majority of the Independent Trustees, approved the Subadvisory Agreements. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of the Subadvisory Agreements. In considering the Subadvisory Agreements, the Board reviewed a variety of materials relating to the Portfolio and the Subadvisers, which related to the nature, quality and extent of services to be provided by the Subadvisers, the Portfolio's investment performance, the costs of the services to be provided by the Subadvisers, terms of the Subadvisory Agreements, and the potential for economies of scale.

Nature, Quality and Extent of Services

             The Board, including the Independent Trustees, considered the nature, quality and extent of services to be provided by each Subadviser. In making its evaluation, the Board considered that the Subadvisers are responsible for providing investment management services, including investment research, advice and supervision, and determining which securities shall be purchased or sold by the Portfolio. The Board reviewed information regarding each Subadviser's history, structure and size, and investment experience. The Board was informed, that in management's judgment, both Subadvisers have the size, visibility and resources to attract and retain highly qualified investment professionals.

             The Board reviewed the qualifications, background and responsibilities of both Subadviser's staff who would be responsible for providing investment management services to the Portfolio. The Board then reviewed the Subadviser's compliance and regulatory history, including information whether they were involved in any regulatory actions or investigations. In addition, the Board reviewed information concerning the Subadvisers' compliance staff who would be responsible for providing compliance functions on behalf of the Portfolio.

             The Board concluded that it was satisfied with the nature, quality and extent of the services provided by or to be provided by both Subadvisers and that there was a reasonable basis on which to conclude that they would provide a high quality of investment management services.

Expense Information

             The Board of Trustees, including the Independent Trustees, received and reviewed information regarding the Portfolio's fees (actual or contractual management fees, subadvisory fees, non-management fees, and 12b-1 fees) and expense ratios compared against the fees and expense ratios of funds in the Portfolio's Peer Group, both before and after expense waivers, caps and reimbursements, if any. The funds included in each Portfolio's Peer Group consisted of funds that are investment options under variable annuity contracts or variable life insurance contracts. The Board did not consider comparisons of the Portfolio's fees and expenses with the fees and expenses of funds offered through pension funds or institutional investors.

             The Board considered that the Portfolio's management fees, subadvisory fees and expense ratios were higher than the median management fees, subadvisory fees and expense ratios of funds in its Peer Group. The Board considered that the subadvisory fees for the Portfolio would increase as a result of the change of subadvisers, but that such increase in subadvisory fees would be borne by SunAmerica and not the Portfolio's shareholders. It was also noted that the Portfolio is changing from a large-cap growth strategy to a multi-cap growth strategy.

             On the basis of the information considered, the Board concluded that the subadvisory fee rates were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Investment Performance

             The Board received and reviewed information regarding the investment performance of the Portfolio compared against its benchmark and other funds in its Peer Group. The Board considered information prepared by Lipper, Inc., and information prepared by AIG SunAmerica Retirement Markets, Inc., based on information provided by Morningstar, Inc., an independent provider of investment company data. Although the Portfolio has outperformed its benchmark and its Peer Group for the one- and three-year periods and the period since inception, the Board noted that the change of subadvisers was effected to address changes to the Portfolio's investment objective and strategy.

Costs and Benefits

             The Board noted that certain subadvisers do not make financial information available because they consider it proprietary. While Janus provided its parent company's consolidated financial information, which broke down its investment advisory activities, CSAM did not provide financial information. With respect to Janus, it was noted that both it and its parent were in satisfactory financial condition. Furthermore, because CSAM and Janus are new subadvisers to the Portfolio, there was no historical profitability to review with respect to their management of the Portfolio.

             With respect to indirect costs and benefits, the Trustees were informed, based on management's judgement, that (1) any indirect costs incurred by SunAmerica in connection with rendering investment advisory services to the Trust are inconsequential to the analysis of the adequacy of the advisory fees, and (2) any collateral benefits derived as a result of providing advisory services to the Trust are de minimis and do not impact upon the reasonableness of the advisory fee.

Terms of the Subadvisory Agreements

             The Trustees reviewed the terms of the Subadvisory Agreements including the duties and responsibilities undertaken by Janus and CSAM. The Board considered that the terms of payment for services rendered and noted that SunAmerica compensates the Subadvisers out of the fees it receives from the Trust. The Board noted that each Subadvisory Agreement provides that the Subadviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Subadvisory Agreements.

Economies of Scale

             The Trustees considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolio. The Board concluded that the fee structure at the advisory and subadvisory level were reasonable and that no changes were currently necessary to further reflect economies of scale.

Conclusions

             In reaching its decision to recommend the approval of the Subadvisory Agreements, the Board did not identify any single factor as being of principal significance, but based its recommendation on each of the factors it considered. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that the Subadvisers possess the capability and resources to perform the duties required of it under their respective Subadvisory Agreements.

             Based upon its review of the Subadvisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that the terms of the Subadvisory Agreements are reasonable, fair and in the best interest of the Portfolio and its shareholders, and the subadvisory fee rates provided in the Subadvisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Additional Information

             The Trust is not required to hold annual meetings of the shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

Ownership of Shares

             As of December 31, 2004, there were 12,827,261 shares of the Portfolio outstanding. All outstanding shares of the Portfolio are owned of record, in the aggregate by the following:

	Focus Growth Portfolio
	Shares	%
Variable Annuity Account Five of AIG SunAmerica Life Assurance Company	12,827,242	100.0%
FS Variable Annuity Account Five of First SunAmerica Life Insurance Company	19 _________	0.0% ______
Total Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,827,261	100.00%

              To SunAmerica's knowledge, no person owns a Contract or interests therein for more than 5% of the outstanding shares of the Portfolio. The Trustees and officers of the Trust and members of their families as a group, beneficially owned less than 1% of the beneficial interest of the Portfolio as of December 31, 2004.

Brokerage Commissions

             The table below sets forth, for the Portfolio's fiscal year ended March 31, 2004, the aggregate brokerage commissions paid, the commissions paid to affiliated broker/dealers and the amount paid to affiliated broker/dealers as a percentage of the Portfolio's aggregate brokerage commissions.

Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers
Focus Growth Portfolio	$213,918	$55,813	26.09%

             The Portfolio effected brokerage transactions with Fred Alger & Co. and Salomon Smith Barney, Inc., who are affiliated persons of Alger and Salomon, respectively, subadvisers of the Portfolio.

Annual Reports

             Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

Shareholder Proposals

             The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Mallary Reznik, Esq., Secretary of Seasons Series Trust, 1 AIG SunAmerica Center, Los Angeles, California 90067.
By Order of the Trustees,
/s/ MALLARY REZNIK
Mallary Reznik Secretary Seasons Series Trust

Dated: March 1, 2005

EXHIBIT A

SUBADVISORY AGREEMENT

            This SUBADVISORY AGREEMENT is dated as of February 14, 2005 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and CREDIT SUISSE ASSET MANAGEMENT, LLC, a Delaware limited liability company (the "Subadviser").

WITNESSETH:

            WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

            WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

            WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

            WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

             NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

             1.      Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser, as agent and attorney-in-fact of the Trust, may, when it deems appropriate and without prior consultation with the Adviser, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other securities including money market instruments, whether the issuer is organized in the United States or outside the United States, (b) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Subadviser may select and (c) purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolio(s). In addition, the custodian shall provide the Subadviser with daily reports regarding the cash levels in the Portfolio. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information; and (b) applicable laws and regulations.

                      The Subadviser represents and warrants to the Adviser that each Portfolio will at all times be operated and managed (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) so as not to jeopardize either the treatment of the variable annuity contracts which offer the Portfolio(s) (the "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (c) to minimize any taxes and/or penalties payable by the Trust or the Portfolio(s). Without limiting the foregoing, the Subadviser represents and warrants that it will manage each Portfolio in compliance with (a) the applicable provisions of Subchapter M, chapter 1 of the Code ("Subchapter M") for each Portfolio to be treated as a "regulated investment company" under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) the provisions of the Act and rules adopted thereunder; (d) applicable state insurance laws; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (f) the policies and procedures as adopted by the Trustees of the Trust. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

                      The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                      The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

                       The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

            2.      Portfolio Transactions. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

                      (b)      Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

(1)

All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

(2)

Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

(3)

If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

(4)

Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above.

            3.      Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

            4.      Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

            5.      Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

             6.      Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

             7.      Advertising. Subadviser shall not provide or in any way distribute any sales or advertising materials, whether or not related to the Trust, to any employee or representative of AIG SunAmerica Capital Services, Inc. ("SACS") or its affiliates, including wholesaling personnel, unless such material has been received and approved, in writing, by the Adviser.

             8.      Proxy Voting. The Adviser will vote proxies relating to the Portfolio's securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio's securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

            9.      Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust.

                        The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

            10.     Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

            11.     Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser's rendering of services under this Agreement.

                      (b)      The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser's disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

                      (c)      The Subadviser shall not be liable to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Trust or its shareholders for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser agrees that Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) only with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Trust and any other subadviser with respect to the portion of a Portfolio's assets not allocated to Subadviser and with respect to any other portfolio of the Trust.

            12.     Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

            13.     Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

                      With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

                      This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

            14.      Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

            15.     Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

            16.     Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

            17.     Personal Liability. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property," as defined in the Declaration, only shall be liable.

            18.     Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

            19.     Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolio, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio and may include such total return in the calculation of composite performance information.

            20.     Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, NY 10017-3147 Attn: General Counsel

Adviser:	AIG SunAmerica Asset Management Corp. Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311 Attention: Nori L. Gabert Vice President and Associate General Counsel

with a copy to:	AIG Retirement Services, Inc. 1 SunAmerica Center Century City Los Angeles, CA 90067-6022 Attention: Mallary L. Reznik Secretary of Seasons Series Trust

            IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.	CREDIT SUISSE ASSET MANAGEMENT. LLC
By: /s/ PETER A. HARBECK Name: Peter A. Harbeck Title: President and Chief Executive Officer	By: /s/ STEVEN PLUM Name: Steven Plump Title: Managing Director

EXHIBIT B

AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT

            This AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT (the "Amendment") is effective as of February 14, 2005 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP. (formerly known as SunAmerica Asset Management Corp.), a Delaware corporation (the "Adviser"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the "Subadviser").

WITNESSETH:

            WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

            WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated April 3, 2002, as amended December 2, 2002 ("Subadvisory Agreement"), with respect to the Trust; and

            WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below; and

            NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

            1.      The following new paragraphs shall be added to the Subadvisory Agreement:

                     18       Proxy Voting. The Adviser will vote proxies relating to the Portfolios' securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolios' securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

                      19.      Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

            2.      Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the Focus Growth Portfolio. The revised Schedule A is also attached hereto.

Portfolio(s)	Fee Rate (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

Focus Growth Portfolio

            Subadviser shall manage the Focus Growth Portfolio assets and shall be compensated as noted above.

            3.      Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

            4.      Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

            5.      Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

            IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.	JANUS CAPITAL MANAGEMENT LLC

By: /s/ PETER A. HARBECK Name: Peter A. Harbeck Title: President and Chief Executive Officer	By: /s/TOM H. WARREN Name: Tom H. Warren Title: Vice President

AMENDMENT TO SUBADVISORY AGREEMENT

This Amendment is made on the last date executed below, and is by and between Janus Capital Management LLC ("Subadviser"), and SunAmerica Asset Management Corp. ("Adviser").

BACKGROUND
A.	Adviser and Subadviser are parties to a Subadvisory Agreement dated April 3, 2002 (the "Agreement").
B.	Adviser desires to establish a hyperlink from its web site to one or more of Subadviser's owned web sites, which may include but not be limited to http://janus.com.
C.	The parties wish to further amend the Agreement as set forth below.

AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1.	The following new paragraph shall be added to Section 8:

"All references to "the name or mark 'Janus" shall be construed to include, but not be limited to, the Janus logo, the web site www.janus.com, any and all electronic links relating to such web site, and any URL for any web site established and maintained by Subadviser or its affiliates. Subadviser retains the right, title and interest to its Service/Trade Marks (including but not limited to the janus.com URL(s)) and grants only a limited license to Adviser to use its URL(s) solely in connection with the Agreement for the purposes specified therein. All goodwill associated with the name and mark "Janus" shall inure to the benefit of Subadviser. Upon termination of this Agreement for any reason, Adviser will immediately cease any and all use of any and all Janus mark(s).

2.	The Agreement, as modified by this Amendment, is ratified and confirmed.
3.	This Amendment may be executed in two or more counterparts, which together shall constitute one instrument.

JANUS CAPITAL MANAGEMENT LLC	SUNAMERICA ASSET MANAGEMNT CORP.
By: /s/ BONNIE M. HOWE Name Bonnie M. Howe Title: Vice President Date: November 25, 2002	By: /s/ ROBERT M. ZAKEM Name: Robert M. Zakem Title: SVP & General Counsel Date: December 2, 2002

SUBADVISORY AGREEMENT

            This SUBADVISORY AGREEMENT is dated as of April 3, 2002, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the "Subadviser").

WITNESSETH:

            WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

            WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

            WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

            WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

            NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

            1.      (a)      Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, and shall furnish the Adviser with such monthly, quarterly, and annual reports concerning transactions and performance of each Portfolio in the form as reasonably requested by the Adviser. The Subadviser shall also provide the Adviser with such other information and reports as may reasonably be requested by the Adviser from time to time, other than proprietary information, and provided the Subadviser shall not be responsible for portfolio accounting, nor shall it be required to generate information derived from portfolio accounting data. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and (b) applicable laws and regulations.

                     The Subadviser agrees to manage each of the Portfolios set forth in Schedule A (1) in compliance with all applicable federal and state laws governing its operations and investments; (2) so as not to jeopardize either the treatment of the Seasons variable annuity contracts issued by Variable Annuity Account Five (File No. 33-08859; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limiting the foregoing, the Subadviser agrees to manage each Portfolio (1) so that it qualifies to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and (2) in compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance laws to the extent the Adviser notifies the Subadviser of any such applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. For purposes of 2(c) in the preceding sentence, disclosure in the Trust's prospectus and/or statement of additional information of applicable state insurance laws and regulations shall constitute "notice" thereof. For purposes of compliance with this paragraph, the Subadviser shall be entitled to treat the portion of the assets of each Portfolio that it manages as though such portion constituted the entire portfolio, and the Subadviser shall not be responsible in any way for the compliance of other portions of the Portfolio or for compliance of the Portfolio as a whole with this paragraph.

                      (b)      The Subadviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio(s). The Subadviser shall not be responsible for the preparation or filing of any reports required of the Portfolio(s) by any governmental or regulatory agency, except as expressly agreed to in writing. The Subadviser shall vote proxies received in connection with securities held by the Portfolio(s).

                       (c)      The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                     (d)      The Adviser shall timely furnish Subadviser with such information as may be reasonably necessary for or requested by Subadviser to perform its responsibilities under this Agreement. The Subadviser shall establish and maintain brokerage accounts or other accounts necessary for the purchase or sale of various forms of securities and the Adviser shall take such actions as Subadviser deems advisable or necessary to enable Subadviser to establish such accounts on behalf of the Trust.

            2.      Portfolio Transactions. The Subadviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

            3.      (a)      Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

                      (b)      Expenses. Adviser, the Trust and the Portfolio(s) shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by Subadviser pursuant to this Agreement. Subadviser shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of Adviser, the Trust, or the Portfolio(s), including without limitation, (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio(s); and (c) custodian fees and expenses.

            4.      Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

            5.      Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

            6.      Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. The Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio(s). In the event of such activities, the transactions and associated costs will be allocated among such clients (including the Portfolio(s)) in a manner that the Subadviser believes to be equitable to the accounts involved and consistent with such accounts' objectives, policies and limitations.

            7.      Certain Records. While the Subadviser is not being engaged to serve as the Trust's official record keeper, the Subadviser nevertheless hereby undertakes and agrees to maintain, in the form and for the period required by Section 204 of the Advisers Act and Rule 204-2 thereunder, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Subadviser pursuant to the requirements of Rule 204-2 under the Advisers Act. The Subadviser will also, in connection with the purchase and sale of securities for each Portfolio, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio.

                      The Subadviser agrees that all accounts, books and other records maintained and preserved by it with respect to the Portfolios as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

            8.      Confidentiality and Proprietary Rights. The Adviser will not, directly or indirectly, and will not permit its affiliates, employees, officers, directors, agents, contractors, or the Trust to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of the Subadviser, except as necessary for the performance of its duties under this Agreement or the Advisory Agreement, or as required by law upon prior written notice to the Subadviser. The Subadviser is the sole owner of the name and mark "Janus." The Adviser shall not, and shall not permit the Trust to, without prior written consent of the Subadviser, use the name or mark "Janus" or make representations regarding the Subadviser or its affiliates. Upon termination of this Agreement for any reasons, the Adviser shall immediately cease, and the Adviser shall cause the Trust to immediately cease, all use of the Janus name or any Janus mark.

            9.      Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) neither the Subadviser nor its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Subadviser shall be subject to liability for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any liability arising from (1) the Subadviser's conduct under this Agreement, or (2) any untrue statement of a material fact in the Trust's registration statement or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance on information furnished by the Adviser.

                      (b)      The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or material breach of this Agreement by the Subadviser resulting from Subadviser's disabling conduct , or (ii) any untrue statement of a material fact in the Trust's registration statement or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance on information furnished by the Subadviser; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

                      (c)      The Subadviser shall not be liable for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by the Subadviser and (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser. The Adviser agrees that the Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating series and shall comply with subsections (a) and (b) of Section I of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to the Subadviser. The Adviser shall indemnify the Indemnified Parties from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of a Portfolio's assets not allocated to the Subadviser.

            10.     Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

            11.     Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

                      With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust. Notwithstanding the foregoing, the Subadviser may terminate the Agreement upon 60 days' written notice in the event of a breach of the Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

                      This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated. The obligations contained in Section 9 shall survive termination of this Agreement.

            12.     Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

            13.     Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

            14.     Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

            15.     Personal Liability. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

            16.     Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

            17.     Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:
Subadviser:	Janus Capital Management LLC 100 Fillmore Street, Suite 300 Denver, CO 80206-4923 Attention: Bonnie M. Howe Vice President and Assistant General Counsel

Adviser:	SunAmerica Asset Management Corp. The SunAmerica Center 733 Third Avenue, Third Floor New York, NY 10017-3204 Attention: Robert M. Zakem Senior Vice President and General Counsel

with a copy to:	SunAmerica Inc. 1 SunAmerica Center Century City Los Angeles, CA 90067-6022 Attention: Mallary L. Reznik Secretary, Seasons Series Trust

            IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP By: /s/ PETER A. HARBECK Name: Peter A. Harbeck Title: President and Chief Executive Officer

JANUS CAPITAL MANAGEMENT LLC By: /s/ BONNIE M. HOWE Name: Bonnie M. Howe Title: Vice President and Assistant General Counsel